                                                                Exhibit 10-13(h)

               AMENDMENT NUMBER 8 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 8 to Purchase Agreement GCT-025/98, dated as of September 11, 2000 ("Amendment No. 8") relates to the Purchase Agreement GCT-025/98 (the "Purchase Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998 as amended by Amendments No.1, 2, 3, 4, 5, 6 and 7 (collectively referred to herein as "Agreement"). This Amendment No.8 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No.8 sets forth certain additional agreement between Embraer and Buyer relative to anticipation of dates on the firm Aircraft delivery schedule in Article 5.a of the Purchase Agreement.

This Amendment No.8 constitutes an amendment and modification of the Purchase Agreement. Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect.

All terms defined in this Amendment No.8 which are not defined in the Purchase Agreement shall have the meaning set forth in this Amendment No.8.

All capitalized terms used in this Amendment No.8 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No.8 and the Purchase Agreement the terms, conditions and provisions of this Amendment No.8 shall control.

WHEREAS, Buyer has confirmed its intention to accelerate the delivery of three
(3) Firm Aircraft;

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1. AIRCRAFT DELIVERY SCHEDULE: The delivery schedule contained in Article "5.a" shall be deleted and replaced with the following:

     --------------------------------------------------------------------------------------------------------------------
         A/C #         DELIVERY MONTH        A/C #            DELIVERY MONTH            A/C #         DELIVERY MONTH
     --------------------------------------------------------------------------------------------------------------------
          01              Apr-99*             16                30 Nov-00                31             24 Aug-01
     --------------------------------------------------------------------------------------------------------------------
          02              Jun-99*             17                30 Nov-00                32             31 Aug-01
     --------------------------------------------------------------------------------------------------------------------
          03              Aug-99*             18                15 Dec-00                33             21 Sep-01
     --------------------------------------------------------------------------------------------------------------------
          04              Nov-99*             19                19 Jan-01                34             28 Sep-01
     --------------------------------------------------------------------------------------------------------------------
          05              Jan-00*             20                24 JAN-01                35             12 Oct-01
     --------------------------------------------------------------------------------------------------------------------
          06              Feb-00*             21                31 Jan-01                36             26 Oct-01
     --------------------------------------------------------------------------------------------------------------------
          07              Mar-00*             22                28 Feb-01                37             16 Nov-01
     --------------------------------------------------------------------------------------------------------------------
          08              May-00*             23                30 Mar-01                38             30 Nov-01
     --------------------------------------------------------------------------------------------------------------------
          09              Jun-00*             24                27 Apr-01                39             20 Dec-01
     --------------------------------------------------------------------------------------------------------------------
          10              Jul-00*             25                30 APR-01                40             18 Jan-02
     --------------------------------------------------------------------------------------------------------------------
          11              Aug-00*             26                17 May-01                41             31 Jan-02
     --------------------------------------------------------------------------------------------------------------------
          12              Aug-00*             27                31 May-01                42             15 Feb-02
     --------------------------------------------------------------------------------------------------------------------
          13             29 Sep-00            28                29 Jun-01                43             28 Feb-02
     --------------------------------------------------------------------------------------------------------------------
          14             31 Oct-00            29                20 Jul-01                44             15 Mar-02
     --------------------------------------------------------------------------------------------------------------------
          15             17 Nov-00            30                27 Jul-01                45             28 Mar-02
     --------------------------------------------------------------------------------------------------------------------

     REMARKS:  *Delivered to Buyer as of the date hereof.

2. MISCELLANEOUS: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No.8 shall remain valid in full force and effect without any change.


        [The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No.8 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de                  Solitair Corp.
Aeronautica S.A.


By  /s/ Frederico Fleury Curado                  By  /s/ Douglas J. Lambert
  ------------------------------                   --------------------------

Name:  Federico Fleury Curado                    Name:  Douglas J. Lambert

Title: Executive Vice President                  Title: Vice President
          Airline Market

By  /s/ Flavio Rimoli                            Date:  11-9-00
  ------------------------------

Name:  Flavio Rimoli                             Place: Greenwich, CT USA

Title: Director of Contracts

Date:  September 11, 2000

Place: Sao Jose Dos Campos, Brazil

                       SCHEDULE "B" TO THE AMENDMENT No 8
--------------------------------------------------------------------------------

                 ATTACHMENT "J" - AIRCRAFT PERFORMANCE GUARANTEE

1.    GUARANTEES

      Embraer, subject to the conditions and limitations hereby expressed, and considering the Aircraft with a maximum takeoff weight of 48,501 pounds (22,000 kg) and equipped with EMBRAER furnished Rolls-Royce Allison AE 3007A1 engines, guarantees each Aircraft as follows:

      a. On the Aircraft Actual Delivery Date, the Aircraft will comply with the following performance:

            a.1   CRUISE SPECIFIC AIR RANGE

                  The cruise specific air range at a gross weight of 40,000 pounds (18,144 Kg) in a standard day (ISA), at an altitude of 35,000 feet, at 440 KTAS using not more than maximum cruise thrust, shall not be less than the guarantee value:

                        NOMINAL:        .179 NAM/Pound
                        TOLERANCE:    - .005 NAM/Pound
                        GUARANTEE:      .174 NAM/Pound

            a.2   MISSION PAYLOAD

                  a.2.1 The payload for a stage length of 1000 nautical miles in still air, shall not be less than the guarantee value:

                        GUARANTEE:       11,969 Pounds (5,430 kg)

                        Note: the above guaranteed value is subject to the same tolerance applicable to the M.E.W. pursuant to Paragraph
                        a.3 below.

                        The above guarantee is based on the following conditions and operating rules:

                        Stage Length:
                        The stage is defined as the sum of the distances for length climb, cruise and descent.

                        Takeoff:
                        The airport altitude is at SEA LEVEL.
                        The takeoff weight is not limited by the airport conditions.
                        Maximum takeoff thrust is used for the takeoff.

                        Climbout Maneuver:
                        Following the takeoff to 35 feet, the Aircraft accelerates to 245 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

                       SCHEDULE "B" TO THE AMENDMENT No 8
--------------------------------------------------------------------------------

                        Climb:
                        The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 245 KCAS. The Aircraft then accelerates to a speed of 270 KCAS. The climb continues at 270 KCAS until 17,500 feet is reached.
                        The climb continues at 0.56 Mach number to cruise altitude.
                        The temperature is ISA during the climb.
                        Maximum climb thrust is used throughout the climb.

                        Cruise:
                        The Aircraft cruises at an average speed of 0.76 Mach number.
                        The cruise altitude is 35,000 feet.
                        The temperature is ISA during cruise.
                        The cruise thrust is not to exceed maximum cruise thrust.

                        Descent:
                        The Aircraft descends from the cruise altitude at 250 KCAS.
                        The descent continues at 250 KCAS to an altitude of 1,500 feet.
                        The temperature is ISA during descent.

                        Approach and Landing Maneuver:
                        The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands. The destination airport elevation is at sea level.

                        Fixed Allowances:
                        For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                        Taxi-out fuel: 46 Pounds, equivalent to 3 minutes.

                        Takeoff and Climbout Maneuver fuel: 99 Pounds.

                        Approach and Landing Maneuver fuel: 77 Pounds.

                        Taxi-in fuel (shall be consumed from the reserve fuel):
                        46 Pounds, equivalent to 3 minutes of taxi.

                        The usable reserve fuel remaining upon completion of the landing: 2090 Pounds.

                       SCHEDULE "B" TO THE AMENDMENT No 8
--------------------------------------------------------------------------------

                  a.2.2 OPERATIONAL EMPTY WEIGHT BASIS

                        Operational empty weight (OEW) derived in accordance with Paragraph a.2.3 shall be used as the basis for the mission payload guarantees of Paragraph a.2.1.

                  a.2.3 EMB-145 WEIGHT SUMMARY

             ---------------------------------------------------------------------------------------------------
                                             ITEMS                               WEIGHT (kg)      WEIGHT (lb)
             ---------------------------------------------------------------------------------------------------
             ---------------------------------------------------------------------------------------------------
                 1 - M.E.W. Std. EMB-145 Aircraft Configuration                    11,200           24,692
             ---------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------
                 2 - Option to std EMB-145 Aircraft (*)                              593             1,307
             ---------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------
                 3 - M.E.W.  Customer Configuration                                11,793           25,999
             ---------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------
                 4 - Operating Items                                                 556             1,226
             ---------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------
                 a - Pilot and Copilot (180 Lb each) (**)                                 164.0           361.6
             ---------------------------------------------------------------------------------------------------
                 b - Stewardess (140 Lb each) (**)                                         64.0           141.1
             ---------------------------------------------------------------------------------------------------
                 c - Engine oil                                                            24.0            52.9
             ---------------------------------------------------------------------------------------------------
                 d - Hydraulic Fluid                                                       36.0            79.4
             ---------------------------------------------------------------------------------------------------
                 e - Unusable Fuel                                                         44.0            97.0
             ---------------------------------------------------------------------------------------------------
                 f - Apu Oil                                                                2.0             4.4
             ---------------------------------------------------------------------------------------------------
                 g - Toilet Fluid                                                           7.0            15.4
             ---------------------------------------------------------------------------------------------------
                 h - Water                                                                 20.0            44.1
             ---------------------------------------------------------------------------------------------------
                 i - Flight Kit                                                            10.0            22.0
             ---------------------------------------------------------------------------------------------------
                 j - Crew Baggage                                                          20.4            45.0
             ---------------------------------------------------------------------------------------------------
                 k - Catering Standard                                                    160.0           352.7
             ---------------------------------------------------------------------------------------------------
                 l - Pass. Serv. Equip.                                                     4.5             9.9
             ---------------------------------------------------------------------------------------------------
                 m - 2nd Attendant                                                          0.0             0.0
             ---------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------
                 5 - O. E. W.  Customer Configuration                              12,349           27,225
             ---------------------------------------------------------------------------------------------------

             ---------------------------------------------------------------------------------------------------

                  REM.:
                  (*)  See Customer Options Table (Item a.5.4).
                  (**) In accordance with Advisory Circular No: 120-27C
                       (U.S. Depart. Of Transp./FAA)

                       SCHEDULE "B" TO THE AMENDMENT No 8
--------------------------------------------------------------------------------

                  a.2.4 CUSTOMER OPTIONS TABLE:

       ------------------------------------------------------------------------------------------------------------------
                                              ITEMS                                   OPT           WEIGHT         WEIGHT
                                                                                                     (kg)            (lb)
            A) OPTIONS TO STD AVIONIC CONFIGURATION
       ------------------------------------------------------------------------------------------------------------------
               CAT-II                                                                 Y              0.0             0.0
               ----------------------------------------------------------------------------------------------------------
               2nd Radio Altimeter                                                    Y              4.1             9.0
               ----------------------------------------------------------------------------------------------------------
               2nd DME                                                                Y              1.5             3.3
               ----------------------------------------------------------------------------------------------------------
               2nd ADF                                                                Y              8.0            17.6
               ----------------------------------------------------------------------------------------------------------
               2nd Transponder Mode S                                                 Y              1.0             2.2
               ----------------------------------------------------------------------------------------------------------
               SELCAL - Trimble                                                       Y              3.5             7.7
               ----------------------------------------------------------------------------------------------------------
               Single FMS+GPS Honeywell                                               Y             23.0            50.7
               ----------------------------------------------------------------------------------------------------------
               EGPWS                                                                  Y              3.0             6.6
       ------------------------------------------------------------------------------------------------------------------
               VHF(1st and 2nd) 8.33 kHz spacing                                      Y              0.0             0.0
       ------------------------------------------------------------------------------------------------------------------

            B) OPTIONAL SYSTEM / OTHER EQUIPMENT
       ------------------------------------------------------------------------------------------------------------------
               Thrust Reversers                                                       Y            173.0           381.5
               ----------------------------------------------------------------------------------------------------------
               A1 Engine                                                              Y              6.0            13.2
               ----------------------------------------------------------------------------------------------------------
               Cockpit Floodlight                                                     Y              2.5             5.5
               ----------------------------------------------------------------------------------------------------------
               External Painting (with capability to be polished)                     Y             56.0           123.5
               ----------------------------------------------------------------------------------------------------------
               LR Version                                                             Y            169.0           372.6
               ----------------------------------------------------------------------------------------------------------
               Service door sill protection                                           Y              3.0             6.6
               ----------------------------------------------------------------------------------------------------------
               Cargo door sill protection                                             Y              3.5             7.7
               ----------------------------------------------------------------------------------------------------------
               Cargo Door Light                                                       Y              1.0             2.2
               ----------------------------------------------------------------------------------------------------------
               Provisions for JAA Certification (1)                                   Y              4.3             9.5
               ----------------------------------------------------------------------------------------------------------
               Plug Type Passenger Door                                               Y             -8.0           -17.6
       ------------------------------------------------------------------------------------------------------------------

            C) INTERIOR OPTIONAL ITEMS
       ------------------------------------------------------------------------------------------------------------------
               Interior Option 1   (2)                                                Y             12.0            26.5
               ----------------------------------------------------------------------------------------------------------
               Audio Entertainment                                                    Y              2.5             5.5
               ----------------------------------------------------------------------------------------------------------
               2nd Attendant kit (includes Handset/Craddle0                           Y             22.2            49.0
               ----------------------------------------------------------------------------------------------------------
               Blue Sterile Light                                                     Y              0.5             1.1
               ----------------------------------------------------------------------------------------------------------
               Baggage Compartment Class C                                            Y             33.0            72.8
               ----------------------------------------------------------------------------------------------------------
               Customized Version Top PAX Seat with Ultra Leather                     Y             56.7           125.0
               ----------------------------------------------------------------------------------------------------------
               Baggage Restraint Net                                                  Y              8.0            17.6
               ----------------------------------------------------------------------------------------------------------
               Extra Oxygen Mask (3 masks for each double seat)                       Y              3.3             7.3
       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
                                                   SUB-TOTAL   (OPTIONS STD A/C)                     593            1307
       ------------------------------------------------------------------------------------------------------------------

      (1)   Provisions for JAA Certification:
            -     Wiring provision on the panel lamps for Filament Test
            -     Structural provision for 10(degree) rudder deflection
            - Wiring provision for the nose landing gear door position indication in the EICAS
            - Provision for warning of the selection of Flaps 22(degree) to take-off
            - Provision for limitation of the hydraulic pressure on the speed brake actuator

                       SCHEDULE "B" TO THE AMENDMENT No 8
--------------------------------------------------------------------------------

                  when the aircraft is above 200 knots

      (2)   Galley inserts (Trolley, SU, Hot Jugs) and catering are not included

      a.3   WEIGHT

            The manufacturer's empty weight (M.E.W.), for Customer configuration, is guaranteed to be:

                  NOMINAL:        25,999 Pounds
                  TOLERANCE:         260 Pounds
                  GUARANTEE:      26,259 Pounds

2.    AIRCRAFT CONFIGURATION

      2.1 The guarantees stated above are based on the EMB-145 Basic Aircraft configuration as defined in the Technical Description TD-145/010 dated January 1998, plus specific Buyer configuration options as defined at Attachment "A" to the Purchase Agreement, (hereinafter referred to as the Detail Specification). Appropriate adjustment to the guarantees shall be made for changes in such Detail Specification approved in writing by the Buyer and Embraer. Such adjustments shall be accounted for by Embraer in its evidence of compliance with the guarantees.

            In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Aircraft Performance Guarantee shall be appropriately modified to reflect any such change.

      2.2 The mission payload guarantee of Paragraph 1.a.2 and the Manufacturer's Empty Weight guarantee of Section 1.a.3 shall be adjusted by Embraer for the following in its evidence of compliance with such guarantees:

            (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Embraer.

            (2) The difference between the component weight allowances given in the appropriate section of the Detail Specification and the actual weights.

3.    GUARANTEE CONDITIONS

      3.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are

                       SCHEDULE "B" TO THE AMENDMENT No 8
--------------------------------------------------------------------------------

            pressure altitudes.

      3.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the EMB-145 Certification Basis regulations specified in the Type Certificate Data Sheet. The reference number for the Certificate Data Sheet and its date of issue will be provided to Buyer within fifteen (15) days of type approval.

      3.3 The cruise specific air range, speed and altitude capability, and the climb, cruise and descent portions of the mission guarantees include allowances for normal electrical power extraction and normal operation of the air conditioning system. Normal power extraction shall be defined as not less than a 37 kW total electrical and hydraulic loads. Normal operation of the air conditioning system shall be defined as operation in the automatic mode, with the temperature control set to maintain a nominal cabin temperature of 75(Degree)F, and all air conditioning systems operating normally. This operation nominally allows a sea level cabin altitude to be maintained up to 19,500 feet and a maximum cabin pressure differential of 7.8 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 1,100 cubic feet per minute at 35,000 ft including passenger cabin recirculation (nominal recirculation is 42 percent not considering gasper flow). The APU is turned off unless otherwise specified.

      3.4 The cruise specific air range, speed and altitude capability, and the climb, cruise, and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 26 percent of the mean aerodynamic chord.

      3.5 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.70 pounds per U.S. gallon.

4.    PARTIES' OBLIGATIONS ACCORDING TO THIS GUARANTEE

      RELATIVE TO THE GUARANTEES STATED IN PARAGRAPH 1.a above:

      4.1 During the Aircraft acceptance to be performed by Buyer in accordance with Article 7 of the Purchase Agreement, Buyer shall check the Aircraft performance specified in paragraph 1.a of this Attachment "J", by using the EMB-145 Aircraft Flight Manual (AFM) and by comparing the flight test data, at the atmospheric conditions prevailing during the flight, with the information presented in the EMB-145 Supplementary Performance Manual (SPM). All the performance guarantee under this Attachment "J" are in accordance with both manuals above mentioned, taking into consideration the established tolerances.

      4.2 Embraer's obligations in respect to the guarantees stated in Paragraph 1.a of this Attachment "J", are limited to Buyer's right to terminate the Purchase

                       SCHEDULE "B" TO THE AMENDMENT No 8
--------------------------------------------------------------------------------

            Agreement in respect to the relevant Aircraft, pursuant to Article 22.d. should it be reasonably verified that such Aircraft during the acceptance procedure specified in Article 7 of the Purchase Agreement, cannot comply with the performances guaranteed hereunder after Embraer has had a reasonable opportunity to cure such deficiencies in accordance with Article 7.

      4.3 In case during the above mentioned acceptance procedure, it is proven that the Aircraft performance does not comply with the performances specified in Paragraph 1.a of this Attachment "J", but Buyer considers it satisfactory by accepting delivery of such Aircraft, then Embraer shall not be liable to any claim or demand whatsoever from Buyer with respect to such performance guarantees.

      4.4 Upon acceptance of the Aircraft by Buyer, all obligations of Embraer regarding the Aircraft performance guarantees specified in Paragraph 1.a, shall cease.

5.    GUARANTEE COMPLIANCE

      5.1 Compliance with the guarantees of Section 1.a shall be based on the conditions specified in that section, the Aircraft configuration of
            Section 2 and the guarantee conditions of Section 3.

      5.2 Compliance with the takeoff, landing, and TOW Climb limit guarantees shall be based on the FAA-approved Airplane Flight Manual for the EMB-145.

      5.3 Compliance with the cruise specific air range, speed, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on the comparison mentioned in
            Section 4.1 above..

      5.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with provisions of Section 1.a.

      5.5 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the appropriate approved weight and balance manual, or associated document or report.

      5.6 Compliance with the guarantees set forth in this Attachment does not depend on the engine meeting the performance requirements contained in the engine specification.

6.    EXCLUSIVE GUARANTEES

      6.1 The only performance guarantees applicable to the Aircraft are those set

                       SCHEDULE "B" TO THE AMENDMENT No 8
--------------------------------------------------------------------------------

            forth in this document. The performance guarantees set forth herein are established between Buyer and Embraer and may not be transferred or assigned to others, unless by previous written consent of Embraer.

      6.2 THE GUARANTEES, OBLIGATIONS AND LIABILITIES OF Embraer, AND REMEDIES OF Buyer SET FORTH IN THIS PERFORMANCE GUARANTEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND Buyer HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF Buyer AGAINST Embraer OR ANY ASSIGNED OF Embraer, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACHIEVED PERFORMANCE.

      6.3 The terms and conditions of this Performance Guarantee do not alter, modify or impair, in any way, the terms and conditions of Attachment C (EMB-145 AIRCRAFT WARRANTY CERTIFICATE) to this Agreement.